UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2021

HANMI FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3660 Wilshire Boulevard, PH-a, Los Angeles, California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 26, 2021, the stockholders of Hanmi Financial Corporation (the “Corporation”) approved the Hanmi Financial Corporation 2021 Equity Compensation Plan (the “Equity Plan”). A description of the material terms of the Equity Plan is contained in the Corporation’s definitive proxy statement for the Annual Meeting of Stockholders of the Company held on May 26, 2021, which was filed with the Securities and Exchange Commission on April 16, 2021. A copy of the Equity Plan is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Corporation was held on May 26, 2021. At the meeting, the stockholders voted on the following items:

(1)	Ten board nominees to serve for terms expiring at the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified. The voting results are as follows:

Nominee	For	Against	Abstain	Broker Non-Votes

John J. Ahn	24,549,410	231,875	2,835	1,873,629

Kiho Choi	24,472,496	308,886	2,738	1,873,629

Christie K. Chu	24,212,495	568,274	3,351	1,873,629

Harry Chung	24,440,638	337,654	5,828	1,873,629

Scott R. Diehl	24,304,208	469,084	10,828	1,873,629

Bonita I. Lee	24,707,696	68,698	7,726	1,873,629

David L. Rosenblum	24,435,607	337,585	10,928	1,873,629

Thomas J. Williams	24,673,792	99,501	10,827	1,873,629

Michael M. Yang	24,307,220	469,174	7,726	1,873,629

Gideon Yu	24,608,464	137,359	38,297	1,873,629

(2)	The advisory vote on executive compensation paid to the Corporation’s Named Executive Officers as described in the proxy statement for the meeting. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
24,163,529	586,126	34,465	1,873,629

(3)	The approval of the Hani Financial Corporation 2021 Equity Compensation Plan. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
23,887,057	888,528	8,535	1,873,629

(4)	The ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results are as follows:

For	Against	Abstain
26,648,688	2,905	6,156

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits
	10.1	Hanmi Financial Corporation 2021 Equity Compensation Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 16, 2021 (File No. 000-30421))

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION
DATE: May 26, 2021	By:	/s/ Bonita I. Lee
Bonita I. Lee
President and Chief Executive Officer